SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 8, 2009

Whole Foods Market, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 Bowie Street

Austin, Texas 78703

(Address of principal executive offices)

Registrant’s telephone number, including area code:    (512) 477-4455

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.05.              Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

(a)           On December 8, 2009, our board of directors amended the section of our Code of Business Conduct and Ethics that deals with potential conflicts of interest arising from the financial interests of our team members or directors in Company vendors.  The amendment revises the thresholds for which a conflict of interest is presumed.  The amendment also creates a requirement that our Nominating and Governance Committee review certain potential conflicts of interest involving our directors and leadership members, and third parties that received from, or paid to, Whole Foods Market more than $120,000 in any one of the prior three years.

A copy of our Code of Conduct and Ethics, as so amended, is publicly available on our Company website at http://www.wholefoodsmarket.com/company/pdfs/codeofconduct.pdf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

Date: December 11, 2009	By:	/s/ Glenda Chamberlain
Glenda Chamberlain
Executive Vice President and
Chief Financial Officer